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                                  EXHIBIT 10.1





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                                FIRST AMENDMENT
                                       TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                 First Amendment, dated as of August 5, 1996 ("First Amendment"), by and among THE MEN'S WEARHOUSE, INC., a Texas corporation ("Borrower"), the banks listed on the signature pages hereof and any bank that may hereafter become a party hereto (each individually a "Bank" and collectively the "Banks"), and NATIONSBANK OF TEXAS, N.A. (in its individual capacity, "NationsBank") as Agent (in its capacity as Agent, the "Agent") for the Banks to the Second Amended and Restated Credit Agreement, dated as of March 14, 1995 ("Second Restated Credit Agreement"), by and among the Borrower, the Bank and the Agent. Terms used herein and not otherwise defined shall have the meanings assigned to them in the Second Restated Credit Agreement;

                 WHEREAS, the Borrower, the Banks and the Agent are parties to the Second Restated Credit Agreement; and

                 WHEREAS, the Borrower, the Banks and the Agent desire to amend certain provisions of the Second Restated Credit Agreement;

                 NOW, THEREFORE, in consideration of the premises and consideration of the mutual promises set forth herein and other good valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree that from and after the date hereof, the Second Restated Credit Agreement is hereby amended as follows:

                 1. Subsection (d) of Section 8.03 of the Second Restated Credit Agreement is hereby deleted and there is substituted therefor the following:





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                 "(d) the Borrower may repurchase shares of its common stock in an aggregate amount not to exceed $15,000,000 to be held by it as treasury stock,"

                 2. The figure "$78,500,000" appearing in Section 8.14(a)(i) is hereby deleted and there is substituted therefor the figure "$63,500,000".

                 This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.

                 Except as amended hereby, the terms and provisions of the Second Restated Credit Agreement shall remain in full force and effect.

                 IN WITNESS        WHEREOF, the parties hereto have duly
executed this First Amendment as of the day and year first above written.

                                        THE MEN'S WEARHOUSE, INC.

                                        By: /s/ Gary Ckodre
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                                                Name:   Gary Ckodre
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                                                Title:  Vice President
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                                        NATIONSBANK OF TEXAS, N.A.,
                                        Agent

                                        By: /s/ Richard L. Nichols, Jr.
                                           ------------------------------------
                                                Name: Richard L. Nichols, Jr.
                                                     --------------------------
                                                Title: Vice President
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